(CANADIAN AND OFFSHORE SUBSCRIBERS ONLY)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE, AND WILL BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

AMERICAN URANIUM CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT UNITS

NON-UNITED STATES RESIDENT SUBSCRIBERS

INSTRUCTIONS TO PURCHASER

1.	The purchaser is to complete all the information in the boxes on page 1 and sign where indicated with an “X”.

2.	IF THE PURCHASER IS A CANADIAN RESIDENT AND AN ACCREDITED INVESTOR, then complete the “Accredited Investor Questionnaire” that starts on page 5.

3.

IF THE PURCHASER IS A CANADIAN RESIDENT AND IS NOT AN ACCREDITED INVESTOR, and not purchasing a minimum of $150,000 in value of securities, complete the “Friends and Family” Questionnaire that starts on page 8.

4.

RESIDENTS OF COUNTRIES OUTSIDE THE UNITED STATES AND CANADA AND CANADIAN RESIDENTS PURCHASING A MINIMUM OF $150,000 IN VALUE OF SECURITIES may subscribe without filling in an Accredited Investor or Friends and Family Questionnaire.

5.	All other information must be filled in where appropriate.

This is Page 1 of 15 pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:      AMERICAN URANIUM CORPORATION(the “Issuer”), of 5 Locust Road, Orleans MA 02653

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 9to 15 and the other schedules and appendices attached which are hereby incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

___________________________________ Units
US$0.75 per Unit for a total purchase price of US$ ____________________________________________________________________
The Purchaser owns, directly or indirectly, the following securities of the Issuer:
___________________________________________________________________________________________________________
[Check if applicable] The Purchaser is [ ] an insider of the Issuer or [ ] a member of the professional group

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Purchaser this _______________ day of May, 2007. By executing this Subscription Agreement, the Purchaser certifies that the Purchaser and any beneficial purchaser for whom the Purchaser is acting is resident in the jurisdiction shown as the “Address of Purchaser”.

WITNESS:	EXECUTION BY PURCHASER:
X
Signature of Witness	Signature of individual (if Purchaser is an individual)
X
Name of Witness	Authorized signatory (if Purchaser is not an individual)

Address of Witness	Name of Purchaser (please print)

Name of authorized signatory (please print)
Accepted this _______day of May, 2007
AMERICAN URANIUM CORPORATION.	Address of Purchaser (residence)
Per:
Telephone Number
Authorized Signatory
E-mail address

Social Security/Insurance No.:

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 9to 15 and the other schedules and appendices incorporated by reference. If funds are delivered to the Company’s lawyers, they are authorized to release the funds to the Issuer.

Subscription Agreement (with related appendices, schedules and forms)	Page 2 of 15

TERMS

Reference date of this Subscription May _____, 2007 (the “Agreement Date”)
Agreement

THE OFFERING

The Issuer	American Uranium Corporation (the “Issuer”)

Offering

The offering consists of 7,000,000 units (the “Units”) of the Issuer at a price of $0.75 per Unit, each Unit consists of one common share (a “Share”) and one-half of one non-transferable share purchase warrant (a “Warrant”).

One whole Warrant will entitle the Purchaser to purchase one additional common share of the Company (a “Warrant Share”) at a price of $1.25 per Warrant Share for a period of two years from Closing.

Purchased Securities	The “Purchased Securities” under this Subscription Agreement are Units.

Finder’s Fee	The Issuer shall pay a finders fee to finders who introduce qualified investors who participate in the offering in amounts negotiated with the finders.

No Minimum or Maximum	There is no minimum or maximum offering. The Issuer may close on any subscription amounts it receives and it may close the offering in tranches.

Issue Price	US$0.75 per Unit

Warrants	The Warrants will be non-transferable and be issued and registered in the name of the purchasers or their nominees.

The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer.

The issue of the Warrants will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

Selling Jurisdictions	The Units may be sold in jurisdictions where they may be lawfully sold (the “Selling Jurisdictions”).

Exemptions	The offering will be made in accordance with the following exemptions:

(a)	the “accredited investor” exemption in Canada (section 2.3 of National Instrument 45-106);

(b)	the “friends and family” exemption in Canada (section 2.5 of National Instrument 45-106);

(c)	the “$150,000 purchaser” exemption in Canada (section 2.10 of National Instrument 45-106); and

(d)	such other exemptions as may be available the securities laws of the Selling Jurisdictions.

Subscription Agreement (with related appendices, schedules and forms)	Page 3 of 15

Registration of Securities

The Issuer will use its best efforts to register the Purchased Securities for resale by the Purchasers within 180 days of Closing. If the Purchased Securities have not been registered by that date, the Issuer will pay as a penalty to each Purchaser an amount equal to 2% of the amount invested for each month that the Purchased Securities remain unregistered, to a maximum of 6 months.

Resale restrictions and legends	The Purchaser acknowledges that the certificates representing the Purchased Securities will bear the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Purchaser has requested the Issuer not to include a restrictive legend under Canadian Securities laws.

Closing Date

The completion of the sale and purchase of the Units will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Purchaser. Payment for, and delivery of the Units, is scheduled to occur on or about May ___, 2007 or such later date as may be agreed upon by the Issuer and the Purchaser (the “Closing Date”).

Additional definitions	In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	“Purchased Securities” means the Units purchased under this Subscription Agreement; and

(b)	“Securities” means the Shares, the Warrants and the Warrant Shares.

THE ISSUER

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.

Stock exchange listings	Certain market makers make market in the Issuer’s stock on the US over the counter bulletin board

“Securities Legislation Applicable to the Issuer”

The “Securities Legislation Applicable to the Issuer” are the US Securities Exchange Act of 1934, and the Securities Commission having jurisdiction over the Issuer are the United States Securities and Exchange Commission.

Subscription Agreement (with related appendices, schedules and forms)	Page 4 of 15

Wire Instructions to the Issuer’s solicitors	HSBC BANK USA, NEW YORK ABA: 021 001 088
SWIFT CODE: MRMDUS33
ACCOUNT NO.: 000050881

For further credit to:
HSBC BANK CANADA
885 WEST GEORGIA STREET
VANCOUVER, BRITISH COLUMBIA
V6C 3G1 CANADA

ACCOUNT NAME: CLARK WILSON LLP
U.S. TRUST ACCOUNT NO.: 491689-002
TRANSIT NO.: 10020
BANK CODE: 16
SWIFT NO. HKBCCATT

PLEASE INSTRUCT YOUR BANK TO QUOTE YOUR NAME AND REFERENCE AMERICAN URANIUM, OUR FILE NO. 32611-1

End of Terms

Subscription Agreement (with related appendices, schedules and forms)	Page 5 of 15

NATIONAL INSTRUMENT 45-106

ACCREDITED INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure American Uranium Corporation” (the “Company”) that the undersigned (the “Subscriber”) will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”), as adopted by the Securities Commissions in Canada, in respect of a proposed private placement of securities by the Company (the “Transaction”). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

	[ ]	(a) a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);

	[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);

[ ]

(c) a subsidiary of any person referred to in any of the foregoing categories, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

(d) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

	[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

	[ ]	(f) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

[ ]

(g) a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scholaire de l’ile de Montreal or an intermunicipal management board in Québec;

	[ ]	(h) a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

	[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

[ ]

(j) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDNUS$1,000,000;

Subscription Agreement (with related appendices, schedules and forms)	Page 6 of 15

[ ]

(k) an individual whose net income before taxes exceeded CDNUS$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded US$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least CDN US$5,000,000;

[ ]	(m) a person, other than an individual or investment fund, that had net assets of at least CDNUS$5,000,000 as reflected on its most recently prepared financial statements;

[ ]

(n) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

[ ]

(o) an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p) a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q) a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r) a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility advisor or an advisor registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

[ ]	(t) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

[ ]	(u) an investment funds that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor; or

[ ]

(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

Subscription Agreement (with related appendices, schedules and forms)	Page 7 of 15

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Purchased Securities under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____day of May, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:
X
Print or Type Name of Entity	Signature

X
Signature of Authorized Signatory	Print or Type Name

Type of Entity

Subscription Agreement (with related appendices, schedules and forms)	Page 8 of 15

FAMILY, FRIENDS AND BUSINESS ASSOCIATES QUESTIONNAIRE

If the Subscriber is resident in a Canadian province or territory other than Ontario IS NOT PURCHASING MORE THAN $150,000 IN VALUE OF SECURITIES and is not an Accredited Investor, he or she is to check one or more of the following boxes, as appropriate:

(A)	a director, officer, employee or control person of the Issuer	[ ]

(B)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Issuer	[ ]

(C)	a close personal friend of a director, senior officer or control person of the Issuer	[ ]

(D)	a close business associate of a director, senior officer or control person of the Issuer	[ ]

If the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes only if the Subscriber is resident in Ontario):

(A)	a founder of the Issuer	[ ]

(B)	an affiliate of a founder of the Issuer	[ ]

(C)	a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of the Issuer	[ ]

(D)	a person that is a control person of the Issuer	[ ]

(E)	an accredited investor	[ ]

(F)	purchasing as principal Securities with an aggregate acquisition cost of not less than CDN$150,000	[ ]

If the Subscriber ticked boxes A-D above, name of director, officer or employee of the Issuer with whom the Subscriber has a relationship:

___________________________________________
Signature

___________________________________________
Print or Type Name of Entity or Individual

Date: _______________________, 2007

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GENERAL PROVISIONS

1.        DEFINITIONS

1.1      In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 9 to 15 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)

“Applicable Legislation” means the Securities Legislation Applicable to the Issuer (as defined on page 3) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(d)	“Closing Date” has the meaning assigned in the Terms;

(e)	“Closing Year” means the calendar year in which the Closing takes place;

(f)

“Commissions” means the Commissions with Jurisdiction over the Issuer (as defined on page 3) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

(g)	“Final Closing” means the last closing under the Private Placement;

(h)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 9 to 15;

(i)	“Private Placement” means the offering of the Purchased Securities on the terms and conditions of this Subscription Agreement;

(j)	“Purchased Securities” has the meaning assigned in the Terms;

(k)	“Regulatory Authorities” means the Commissions;

(l)	“Securities” has the meaning assigned in the Terms;

(m)	“Subscription Agreement” means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 9to 15 and the other schedules and appendices incorporated by reference; and

(n)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 2 to 4.

1.2      In the Subscription Agreement, the following terms have the meanings defined in Regulation S: “Directed Selling Efforts”, “Foreign Issuer”, “Substantial U.S. Market Interest”, “U.S. Person” and “United States”.

1.3      In the Subscription Agreement, unless otherwise specified, currencies are indicated in US dollars.

1.4      In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

Subscription Agreement (with related appendices, schedules and forms)	Page 10 of 15

2.        ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1      Acknowledgements concerning offering

The Purchaser acknowledges that:

(a)

none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b)	the Purchaser acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(c)

the decision to execute this Agreement and acquire the Purchased Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the Securities and Exchange Commission (the "SEC");

(d)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(e)	there is no government or other insurance covering any of the Purchased Securities;

(f)	there are risks associated with an investment in the Purchased Securities;

(g)

the Purchaser has not acquired the Purchased Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(h)

the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Purchased Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(i)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Purchased Securities hereunder have been made available for inspection by the Purchaser, the Purchaser's lawyer and/or advisor(s);

(j)

the Purchaser will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any

Subscription Agreement (with related appendices, schedules and forms)	Page 11 of 15

claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Company in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Company in connection therewith;

(k)

the Purchased Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Purchased Securities will become listed on any stock exchange or automated dealer quotation system, except that currently market makers make a market for the Company's common shares on the NASD's OTC Bulletin Board;

(l)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(m)

the statutory and regulatory basis for the exemption claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

(n)

the Purchaser has been advised to consult the Purchaser's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Purchaser is resident in connection with the distribution of the Purchased Securities hereunder, and

	(ii)	applicable resale restrictions;

1.2      this Agreement is not enforceable by the Purchaser unless it has been accepted by the Company, and the Purchaser acknowledges and agrees that the Company reserves the right to reject any subscription for any reason; and

1.3      By executing and delivering this Agreement, each Subscriber will have directed the Company not to include a Canadian Legend on any certificates representing the Securities to be issued to such Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Securities during or after the Canadian hold period described therein will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

2.2      Representations by the purchaser

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

(a)

the Purchaser has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Purchaser;

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(b)

the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(c)	the Purchaser has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms;

(d)	the Purchaser is not acquiring the Purchased Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(e)	the Purchaser is not a U.S. Person;

(f)	the Purchaser is resident in the jurisdiction set out under the heading "Name and Address of Purchaser" on the signature page of this Agreement;

(g)

the sale of the Purchased Securities to the Purchaser as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Purchaser;

(h)

the Purchaser is acquiring the Purchased Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(i)

the Purchaser is outside the United States when receiving and executing this Agreement and is acquiring the Purchased Securities as principal for the Purchaser's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(j)

the Purchaser is not an underwriter of, or dealer in, the common shares of the Company, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Purchased Securities;

(k)

the Purchaser (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(l)

the Purchaser acknowledges that the Purchaser has not acquired the Purchased Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Purchaser may sell or otherwise dispose of the Securities pursuant to registration of the Securities pursuant to the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(m)

the Purchaser understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

Subscription Agreement (with related appendices, schedules and forms)	Page 13 of 15

(n)

the Purchaser understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of one year after the date of original issuance of the Securities (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(o)

the Purchaser understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(p)

the Purchaser understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(q)

the Purchaser is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(r)	no person has made to the Purchaser any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities;

	(ii)	that any person will refund the purchase price of any of the Securities;

	(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

2.3      Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 9to 15 and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 9to 15and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4      Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

Subscription Agreement (with related appendices, schedules and forms)	Page 214 of 15

3.        ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Securities which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4.        CLOSING

4.1      On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

4.2      At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser.

5.        MISCELLANEOUS

5.1      The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

5.2      The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.3      The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4      Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

5.5      This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

5.6      Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

5.7      Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8      The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9      This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10    A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

Subscription Agreement (with related appendices, schedules and forms)	Page 15 of 15

5.11    This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12    This Subscription Agreement will be governed by and construed in accordance with the internal laws of Nevada (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Nevada with respect to any dispute related to this Subscription Agreement.

End of General Provisions

End of Subscription Agreement